SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 1, 2012

HARRIS TEETER SUPERMARKETS, INC.

(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	1-6905 (Commission File Number)	56-0905940 (IRS Employer Identification No.)

701 Crestdale Road

Matthews, North Carolina 28105

(Address of principal executive offices, including zip code)

(704) 372-5404

(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.06.  MATERIAL IMPAIRMENTS.

On June 1, 2012, Harris Teeter Supermarkets, Inc. (the “Registrant”) determined that in connection with the purchase and sale transactions described below, it will record pre-tax impairment charges and other related expenses totaling between $23 million and $26 million during the second half of the Registrant’s 2012 fiscal year.  The after-tax impact is expected to range between $14 million, or $0.29 per diluted share, and $16 million, or $0.32 per diluted share. The majority of these charges are expected to be recorded in the Registrant’s third fiscal quarter which ends on July 1, 2012 and the Registrant estimates that approximately $8 million to $9 million of the impairment charges and related expenses represents future cash expenditures.

ITEM 8.01.  OTHER EVENTS.

On June 1, 2012, the Registrant issued a press release regarding a purchase and sale agreement (the “Agreement”) between the Registrant’s subsidiary Harris Teeter, Inc. (“Harris Teeter”) and Lowe’s Food Stores, Inc. (“Lowes Foods”).  Pursuant to the Agreement, Harris Teeter will acquire ten Lowes Foods store locations in the central Carolinas region and Lowes Foods will acquire six Harris Teeter store locations in western North Carolina. During fiscal 2012, Harris Teeter intends to incur capital expenditures of approximately $20 million to remodel the acquired stores. The transaction is expected to increase Harris Teeter’s total square footage by 162,000 square feet. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This report contains certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as “may,” “plan,” “contemplate,” “anticipate,” “believe,” “intend,” “expect,” “estimate,” and similar expressions. Forward-looking statements include, among other things, estimates regarding the estimated expenditures and impairment losses.

These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that may cause actual results to differ materially from such forward-looking statements include, but are not limited to, changes in anticipated remodeling needs, the performance of the parties under certain covenants contained in the Agreement, or obtaining an approval that may be required for the proposed sale or obtaining an approval subject to conditions that are not anticipated, and the potential for unanticipated charges not currently expected that may occur prior to the time of closing or that charges may change based on factors existing at the time of closing. These forward-looking statements are not guarantees of future results or performance and involve certain risks and uncertainties that are based on management’s beliefs and assumptions and on the information available to the Registrant at the time that this report was prepared. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements. The Registrant does not assume any duty to update these statements as of any future date or revise any forward-looking statements.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated June 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS TEETER SUPERMARKETS, INC.

By:

/s/ JOHN B. WOODLIEF

John B. Woodlief

Executive Vice President
and Chief Financial Officer

Dated: June 4, 2012

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated June 1, 2012.